EXHIBIT 99.3

PHPrecisionMed, Inc.

(Formerly PHPrecisionMed, LLC)

Financial Statements

As of and for the period ended

September 30, 2020

PHPrecisionMed, Inc.

 (Formerly PHPrecisionMed, LLC)

BALANCE SHEETS

	September 30, 2020	December 31, 2019
	(unaudited)
ASSETS
Current assets
Cash and cash equivalents	$47,006	$11,607
Prepaid expenses	5,000	5,000
Total current assets	52,006	16,607
Total assets	$52,006	$16,607

LIABILITIES AND MEMBERS’ EQUITY
Current liabilities
Accounts payable	$20,801	$13,434
Total current liabilities	20,801	13,434

Total liabilities	20,801	13,434

Members' Equity
Contributions	35,000	35,000
Accumulated deficit	(3,795)	(31,827)
Total members’ equity	31,205	3,173
Total liabilities and members' equity	$52,006	$16,607

The accompanying notes are an integral part of these Financial Statements.

PHPrecisionMed, Inc.

 (Formerly PHPrecisionMed, LLC)

STATEMENTS OF OPERATIONS

	Nine months ended S eptember 30,
	2020	2019
	(unaudited)	(unaudited)

Grant Revenue	$55,000	$-

Operating expenses
Professional fees	(26,160)	(10,679)
Other expenses	(808)	(934)
Total operating expenses	(26,968)	(11,613)

Net Income (Loss)	$28,032	$(11,613)

The accompanying notes are an integral part of these Financial Statements.

PHPrecisionMed, Inc.

 (Formerly PHPrecisionMed, LLC)

STATEMENTS OF CHANGES IN MEMBERS’ EQUITY

Members' Equity
(unaudited)
Balance at December 31, 2018	$-
Capital contributed	20,000
Net loss	(11,613)
Balance at September 30, 2019	$8,387

Balance at December 31, 2019	$3,173
Net Income	28,032
Balance at September 30, 2020	$31,205

The accompanying notes are an integral part of these Financial Statements.

PHPrecisionMed, Inc.

 (Formerly PHPrecisionMed, LLC)

STATEMENTS OF CASH FLOWS

	Nine months ended September 30,
	2020	2019
	(unaudited)	(unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income (Loss)	$28,032	$(11,613)
Adjustments to reconcile net income (loss) to net cash used in operating activities
Changes in operating assets and liabilities
Prepaid expenses	-	(5,000)
Accounts payable	7,367	7,179
Net cash provided by (used in) operating activities	35,399	(9,434)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from member capital contributions	-	20,000
Net cash provided by financing activities	-	20,000

Net change in cash and cash equivalents	35,399	10,566
Cash and cash equivalents, beginning of period	11,607	-
Cash and cash equivalents, end of period	$47,006	$10,566

The accompanying notes are an integral part of these Financial Statements.

PHPrecisionMed, Inc.

 (Formerly PHPrecisionMed, LLC)

NOTES TO FINANCIAL STATEMENTS

NOTE 1. NATURE OF OPERATIONS

PHPrecisionMed, Inc. (the “Company”), was a limited liability company organized October 29, 2018 under the laws of New Jersey. On November 18, 2020, the Company filed a Certificate of Conversion with the State of Delaware, electing to convert from a New Jersey limited liability company to a Delaware corporation. The Company has 5,000 common shares authorized with a $.001 par value. In conjunction with the conversion, the Company changed its name to PHPrecisionMed, Inc.

The Company was organized to develop and commercialize pharmaceuticals for the treatment of pulmonary arterial hypertension (“PAH”) and other cardio-pulmonary diseases. The Company’s activities since inception have consisted of formation activities and preparations to raise capital. Once the Company commences its planned principal operations, it will incur significant additional expenses. The Company is dependent upon additional capital resources for the commencement of its planned principal operations and is subject to significant risks and uncertainties; including failing to secure funding to operationalize the Company’s planned operations or failing to profitably operate the business.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accounting and reporting policies of the Company conform to accounting principles generally accepted in the United States of America (GAAP). The Company’s year-end is the calendar year.

Use of Estimates

The preparation of the balance sheet in conformity with accounting principles generally accepted in the United States (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the balance sheet and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Going Concern

The accompanying financial statements have been prepared assuming the Company will continue as a going concern, which contemplates the recoverability of assets and the satisfaction of liabilities in the normal course of business. The Company has incurred losses from inception of $3,795 which, among other factors, raises substantial doubt about the Company's ability to continue as a going concern.

The ability of the Company to continue as a going concern is dependent upon management's plans to raise additional capital from the issuance of debt or the sale of member interests, and its ability to generate positive operational cash flow. The accompanying financial statements do not include any adjustments that might be required should the Company be unable to continue as a going concern.

Cash Equivalents and Concentration of Cash Balance

The Company considers all highly liquid securities with an original maturity of less than three months to be cash equivalents. The Company’s cash and cash equivalents in bank deposit accounts, at times, may exceed federally insured limits.

Prepaid Expenses

Prepaid expenses are comprised of vendor deposits of $5,000.

Accounts Payable

Accounts payable consists of trade accounts payable for costs incurred in the normal course of business that have not been remitted to vendors.

Fair Value of Financial Instruments

Financial Accounting Standards Board (“FASB”) guidance specifies a hierarchy of valuation techniques based on whether the inputs to those valuation techniques are observable or unobservable. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect market assumptions. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurement) and the lowest priority to unobservable inputs (Level 3 measurement). The three levels of the fair value hierarchy are as follows:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the reporting entity has the ability to access at the measurement date. Level 1 primarily consists of financial instruments whose value is based on quoted market prices such as exchange-traded instruments and listed equities.

Level 2 - Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly (e.g., quoted prices of similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities in markets that are not active).

 Level 3 - Unobservable inputs for the asset or liability. Financial instruments are considered Level 3 when their fair values are determined using pricing models, discounted cash flows or similar techniques and at least one significant model assumption or input is unobservable.

The carrying amounts reported in the balance sheet approximate their fair value.

Revenue Recognition

The Company recognizes revenue when: (1) persuasive evidence exists of an arrangement with the customer reflecting the terms and conditions under which products or services will be provided; (2) delivery has occurred or services have been provided; (3) the fee is fixed or determinable; and (4) collection is reasonably assured.

In January 2020, The Pulmonary Hypertension Research Fund, a related party, provided the Company with a $55,000 unrestricted grant to support research to identify the biomarkers affected by imatinib treatment for PAH. The funds supported the development and filing of intellectual property covering, among other things, the use of imatinib for the treatment of PAH.

Organizational Costs

In accordance with FASB Accounting Standards Codification (ASC) 720, organizational costs, including accounting fees, legal fees, and costs of incorporation, are expensed as incurred.

Income Taxes

The Company is a limited liability company. Accordingly, under the Internal Revenue Code, all taxable income or loss flows through to its members. Therefore, no provision for income tax has been recorded in the statements. Income from the Company is reported and taxed to the members on their individual tax returns.

The Company complies with FASB ASC 740 for accounting for uncertainty in income taxes recognized in a company’s financial statements, which prescribes a recognition threshold and measurement process for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more likely-than-not to be sustained upon examination by taxing authorities. FASB ASC 740 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition.

Based on the Company’s evaluation, it has been concluded that there are no significant uncertain tax positions requiring recognition in the Company’s financial statements. The Company believes that its income tax positions would be sustained on audit and does not anticipate any adjustments that would result in a material change to its financial position. The Company may in the future become subject to federal, state and local income taxation though it has not been since its inception. The Company is not presently subject to any income tax audit in any taxing jurisdictions

Recent Accounting Pronouncements

No recently issued accounting pronouncements are expected to have a significant impact on the Company's financial statements.

NOTE 3. CONTINGENCIES

The Company may be subject to pending legal proceedings and regulatory actions in the ordinary course of business. The results of such proceedings cannot be predicted with certainty, but the Company does not anticipate that the final outcome, if any, arising out of any such matter will have a material adverse effect on its business, financial condition or results of operations.

NOTE 4. MEMBER’S EQUITY

Pursuant to the operating agreement, each members’ initial contribution has been credited to their respective capital account and their initial percentage interests were allocated 35% to the managing member and 65% to the other members. No member has any obligation to make additional capital contributions and additional capital contributions may only be made with the prior written approval of the managing member. The managing member shall update the members interest percentages upon the issuance or transfer of an interests to any new or existing member in accordance with the operating agreement.

Voting Rights – Each member is entitled to vote in an amount equal their percentage interest.

Profits and Losses – All items of income, profits, losses, credits and deductions of the Company are allocated among the members in proportion to their percentage interest.

Distributions – Distributions of available cash of the Company may be made as determined by the managing member. Any distributions will be made in the following order: (1) In the same proportion as each member’s capital accounts, and (2) to each member pro rata in proportion to their percentage interest.

Liquidation – Upon any liquidation, dissolution, or winding up of the Company, members are entitled to be paid in accordance with distributions of available cash described in Distributions above.

The debts, obligations, and liabilities of the Company, whether arising in contract, tort, or otherwise, are solely the debts, obligations, and liabilities of the Company, and no member of the Company is obligated personally for any such debt, obligation, or liability.

During the year ended December 31, 2019, the members of the Company contributed $35,000 in initial capital contributions.

NOTE 5. SUBSEQUENT EVENTS

COVID-19 Impact and Related Risks - The continued spread of COVID-19 globally could adversely affect the Company’s ability to retain principal investigators and site staff who, as healthcare providers, may have heightened exposure to COVID-19 if an outbreak occurs in their geography. Further, some of these investigators and site staff may be unable to comply with clinical trial protocols if quarantines or travel restrictions impede movement or interrupt healthcare services, or if they become infected with COVID-19 themselves, which would delay the Company’s ability to initiate and/or complete planned clinical and preclinical studies in the future.

The full extent to which the COVID-19 pandemic and the various responses to it might impact the Company’s business, operations and financial results will depend on numerous evolving factors that are not subject to accurate prediction and that are beyond the Company’s control.

Certificate of Conversion - On November 18, 2020, the Company filed a Certificate of Conversion with the State of Delaware, electing to convert from a New Jersey limited liability company to a Delaware corporation. The Company has 5,000 common shares authorized with a $.001 par value. In conjunction with the conversion, the Company changed its name to PHPrecisionMed, Inc. The Company's founding members became the sole shareholders and purchased an aggregate of 3,000 shares of company stock at par, acquiring the same ratable ownership percentages as the previous member interests.

Merger Agreement - On January 15, 2021, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which the Company would sell 100% of its equity to Tenax Therapeutics, Inc., a Delaware corporation (“Tenax”). Under the terms of the Merger Agreement, the Company would merge with and into Life Newco II, Inc., a Delaware corporation and a wholly-owned, direct subsidiary of Tenax with the Company surviving as a wholly-owned subsidiary of Tenax (the “Merger”). On January 15, 2021, the Company completed the acquisition contemplated by the Merger Agreement (the “Acquisition”).

As consideration for the Merger, the stockholders of the Company received (i) 1,892,905 shares of Tenax’s common stock (“Common Stock”), and (ii) 10,232 shares of Tenax’s Series B convertible preferred stock, which are convertible into up to an aggregate of 10,232,000 shares of Common Stock (“Preferred Stock”) (collectively, the “Merger Consideration”). The issuance of 1,212,492 shares of Common Stock issuable upon conversion of the Preferred Stock, representing approximately 10% of the Merger Consideration, will be delayed as security for closing adjustments and post-closing indemnification obligations of the Company and its stockholders. Each share of Preferred Stock will automatically convert into (i) 881.5 shares of Common Stock following receipt of the approval of the stockholders of Tenax for the Conversion (as defined herein), and (ii) 118.5 shares of Common Stock 24 months after the date of issuance of the Preferred Stock, subject to reduction for indemnification claims. The number of shares of Common Stock into which the Preferred Stock converts is subject to adjustment in the case of stock splits, stock dividends, combinations of shares and similar recapitalization transactions. The Preferred Stock does not carry dividends or a liquidation preference. The Preferred Stock carries voting rights aggregating 4.99% of Tenax’s Common Stock voting power immediately prior to the closing of the Merger. The rights, preferences and privileges of the Preferred Stock are set forth in the Certificate of Designation of Series B Convertible Preferred Stock that Tenax filed with the Secretary of State of the State of Delaware on January 15, 2021 (the “Certificate of Designation”).

Pursuant to the Merger Agreement, Tenax must, no later than July 31, 2021, take all action necessary to call, convene and hold a meeting of the Tenax’s stockholders to vote upon the conversion of the Preferred Stock pursuant to the Certificate of Designation (the “Conversion”). If stockholder approval is not obtained at such meeting, Tenax must call a meeting every 90 days thereafter to seek stockholder approval for the Conversion until the earlier of the date stockholder approval for the Conversion is obtained or the Preferred Stock is no longer outstanding.